UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 21, 2011

BARNES & NOBLE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c) On October 21, 2011, Barnes & Noble, Inc, (the “Company”) announced that Joseph J. Lombardi has resigned as the Company’s Chief Financial Officer, effective as of October 21, 2011. Mr. Lombardi will remain an employee of the Company for a transitional period as described below.

The board of directors of the Company has appointed Allen W. Lindstrom as interim Chief Financial Officer of the Company.

Allen W. Lindstrom, age 45, has been Vice President, Corporate Controller of the Company since November 2007. Prior to joining the Company, Mr. Lindstrom was Chief Financial Officer at Liberty Travel, Inc. from April 2002 to November 2007, at the time one of the largest privately held travel companies in the United States. From April 2000 to April 2002, he was Financial Controller of The Museum Company, Inc. Prior to that, he held various positions at Toys ‘R’ Us, Inc. from February 1993 to April 2000. Mr. Lindstrom is a Certified Public Accountant.

The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The Company has not entered into any material plans, contracts or arrangements or amended any existing plans, contracts or arrangements with Mr. Lindstrom.

(e) The Company and Mr. Lombardi entered into a letter agreement dated October 21, 2011 (the “Letter Agreement”) pursuant to which Mr. Lombardi will remain an employee of the Company through June 30, 2012 (the “Transition Period”) and provide transitional services to the Company as provided in the Letter Agreement.

During the Transition Period, Mr. Lombardi will continue to be eligible for the compensation and benefits under his existing employment agreement but will not be eligible for annual bonus compensation under the Company’s Executive Performance Plan with respect to any year after fiscal 2011. Mr. Lombardi’s unvested, outstanding equity-based awards will continue to vest in accordance with their terms during the Transition Period, but the termination of Mr. Lombardi’s employment on June 30, 2012 will not constitute a termination that would entitle Mr. Lombardi to additional vesting of the stock grant under Mr. Lombardi’s existing employment agreement.

The Letter Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Letter Agreement between Barnes & Noble, Inc. and Joseph Lombardi, dated October 21, 2011

99.1	Press Release of Barnes & Noble, Inc., dated October 21, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC. (Registrant)

By:	/s/ Allen W. Lindstrom
Allen W. Lindstrom
Interim Chief Financial Officer

Date: October 21, 2011

Barnes & Noble, Inc.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement between Barnes & Noble, Inc. and Joseph Lombardi, dated October 21, 2011

99.1	Press Release of Barnes & Noble, Inc., dated October 21, 2011